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                SUPPLEMENT TO PROSPECTUS DATED JANUARY 25, 1998
                     OF HARRIS ASSOCIATES INVESTMENT TRUST

                          THE OAKMARK FAMILY OF FUNDS
                           REDUCED MINIMUM INVESTMENT

Effective August 1, 1998, the minimum initial investment in any fund has been reduced from $1,000 to $500 for any investor who elects the Automatic Investment Plan or the Payroll Deduction Plan.

                    THIS SUPPLEMENT IS DATED AUGUST 1, 1998